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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
      METLIFE INCOME SECURITY PLAN/SM/ VARIABLE INCOME ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED APRIL 30, 2012
  TO THE SUPPLEMENT DATED APRIL 30, 2012 TO THE PROSPECTUS DATED MAY 1, 2005

This supplements the supplement dated April 30, 2012 (the "Supplement") to the prospectus dated May 1, 2005 for MetLife Income Security Plan variable income annuity contracts issued by Metropolitan Life Insurance Company.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the table noted below.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Supplement.

The supplement is revised as follows:

Your variable income annuity contract offers the following portfolios: The BlackRock Large Cap Core Portfolio -- Class A of the Met Investors Fund and the Loomis Sayles Small Cap Core Portfolio -- Class A, the MetLife Mid Cap Stock Index Portfolio -- Class A and the Russell 2000(R) Index Portfolio -- Class A of the Metropolitan Fund.

The information in the table below replaces the disclosure regarding the portfolios noted above contained in section "2. Table of Expenses."

Met Investors Fund -- Class A Annual                      Distribution            Acquired    Total   Contractual Fee Net Total
Expenses for the fiscal year ending                          and/or               Fund Fees  Annual    Waiver and/or   Annual
December 31, 2011 (as a percentage of         Management Service (12b-1)  Other      and    Operating     Expense     Operating
average net assets)                              Fee          Fees       Expenses Expenses  Expenses   Reimbursement  Expenses
--------------------------------------------  ---------- --------------- -------- --------- --------- --------------- ---------
BlackRock Large Cap Core Portfolio...........    0.59%         --          0.05%    0.01%     0.65%        0.01%        0.64%

                                                          Distribution            Acquired    Total   Contractual Fee Net Total
Metropolitan Fund -- Class A Annual Expenses                 and/or               Fund Fees  Annual    Waiver and/or   Annual
for the fiscal year ending December 31, 2011  Management Service (12b-1)  Other      and    Operating     Expense     Operating
(as a percentage of average net assets)          Fee          Fees       Expenses Expenses  Expenses   Reimbursement  Expenses
--------------------------------------------  ---------- --------------- -------- --------- --------- --------------- ---------
Loomis Sayles Small Cap Core Portfolio.......    0.90%         --          0.06%    0.09%     1.05%        0.08%        0.97%
MetLife Mid Cap Stock Index Portfolio........    0.25%         --          0.05%    0.02%     0.32%        0.00%        0.32%
Russell 2000(R) Index Portfolio..............    0.25%         --          0.06%    0.08%     0.39%        0.00%        0.39%

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

This supplement should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Supplement write to us at MetLife Retirement Products, P.O. Box 14660, Lexington, KY 40512-4660 or call us at (866) 438-6477 to request a free copy.